EXHIBIT 25.1

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
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                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
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              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)
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                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                                                    13-4994650
(State of incorporation                                       (I.R.S. employer
if not a national bank)                                    identification No.)

1111 Polaris Parkway
Columbus, Ohio                                                           43271
(Address of principal executive offices)                            (Zip Code)

                              Pauline E. Higgins
                 Vice President and Assistant General Counsel
                   JPMorgan Chase Bank, National Association
                      707 Travis Street, 4th Floor North
                             Houston, Texas 77002
                              Tel: (713) 216-1436
           (Name, address and telephone number of agent for service)
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                                 CWHEQ, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                            87-0698310
 (State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                             identification No.)

c/o Wilmington Trust Company Delaware
Rodney Square North
Wilmington, DE                                                           19890
(Address of principal executive offices)                            (Zip Code)


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         Revolving Home Equity Loan Asset Backed Notes, Various Series
                      (Title of the indenture securities)
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                                    GENERAL

Item 1. General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency, Washington, D.C.

          Board of Governors of the Federal Reserve System, Washington, D.C., 20551

          Federal Deposit Insurance Corporation, Washington, D.C., 20429.


     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.


Item 2. Affiliations with the Obligor and Guarantors.

     If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

     None.

Item 16. List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     5. Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Act. (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the day of , 2006.

                                     JPMORGAN CHASE BANK, N.A.

                                     By____________________________________

     Item 16. List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     5. Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Act. (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the day of , 2006.

                             JPMORGAN CHASE BANK, N.A.

                             By   /s/__________________________________
                                  /s/

                             Exhibit 7 to Form T-1


                               Bank Call Notice

                            RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                           JPMorgan Chase Bank, N.A.
                 of 1111 Polaris Parkway, Columbus, Ohio 43240
                    and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                at the close of business September 30, 2005, in
          accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal
                                 Reserve Act.


                                                                        Dollar Amounts
                  ASSETS                                                  in Millions

Cash and balances due from depository institutions:
    Noninterest-bearing balances and
    currency and coin ..............................................         $  28,433
    Interest-bearing balances ......................................            17,638
Securities:
Held to maturity securities.........................................                84
Available for sale securities.......................................            55,133
Federal funds sold and securities purchased under
    agreements to resell ...........................................
    Federal funds sold in domestic offices                                      24,468
    Securities purchased under agreements to resell                            167,210
Loans and lease financing receivables:
    Loans and leases held for sale..................................            30,960
    Loans and leases, net of unearned income     $360,848
    Less: Allowance for loan and lease losses       4,895
    Loans and leases, net of unearned income and
    allowance ......................................................           355,953
Trading Assets .....................................................           229,642
Premises and fixed assets (including capitalized leases)............             8,279
Other real estate owned ............................................               141
Investments in unconsolidated subsidiaries and
    associated companies............................................               794
Customers' liability to this bank on acceptances
    outstanding ....................................................               738
Intangible assets
        Goodwill....................................................            23,365
        Other Intangible assets.....................................            10,275
Other assets .......................................................            55,313
TOTAL ASSETS .......................................................        $1,008,426
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                                  LIABILITIES

Deposits
    In domestic offices ............................................          $389,235
    Noninterest-bearing...............................$138,883
    Interest-bearing ................................. 250,352
    In foreign offices, Edge and Agreement
    subsidiaries and IBF's..........................................           140,161
        Noninterest-bearing...........................$  6,800
    Interest-bearing.................................. 133,361

Federal funds purchased and securities sold under agree-
ments to repurchase:
    Federal funds purchased in domestic offices                                  8,435
    Securities sold under agreements to repurchase                             109,608
Trading liabilities ................................................           131,588
Other borrowed money (includes mortgage indebtedness
    and obligations under capitalized leases).......................            82,712
Bank's liability on acceptances executed and outstanding............               738
Subordinated notes and debentures ..................................            17,662
Other liabilities ..................................................            40,948
TOTAL LIABILITIES ..................................................           921,087
Minority Interest in consolidated subsidiaries .....................             2,249

                                EQUITY CAPITAL

Perpetual preferred stock and related surplus.......................                 0
Common stock .......................................................             1,785
Surplus  (exclude all surplus related to preferred stock)...........            59,467
Retained earnings...................................................            24,523
Accumulated other comprehensive income..............................              (685)
Other equity capital components.....................................                 0
TOTAL EQUITY CAPITAL ...............................................            85,090
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TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL                    $1,008,426
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I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                              JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.



                             WILLIAM B. HARRISON, JR. )
                             JAMES DIMON              ) DIRECTORS
                             MICHAEL J. CAVANAGH      )